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                                                                    Exhibit 10.3

                          PUBLIC TRUST TIDELANDS LEASE


STATE OF MISSISSIPPI
COUNTY OF HARRISON

     THIS LEASE AGREEMENT ("LEASE") is made and entered into as of and effective the 27th day of October, 2003 ("BEGIN DATE") by and between

          THE STATE OF MISSISSIPPI,
             by the Secretary of State
             with the approval of the Governor,              ("LESSOR")

          AND

          PREMIER ENTERTAINMENT, LLC,
             a Mississippi Limited Liability Company,        ("LESSEE").

     IN CONSIDERATION of the rent, for the term and upon the covenants, conditions, and obligations herein provided, all to be observed and performed by LESSEE, LESSOR does hereby lease unto LESSEE, pursuant to the authority of MISS. CODE ANN. Section 29-1-107(2) (1972), as amended, the following described submerged lands or tidelands:

          COMMENCE at the northeast corner of Harbor View Condominiums, Biloxi, Harrison County 2nd Judicial District, Mississippi as per the map or plat thereof on file in the office of the Chancery Clerk at the Court House in Biloxi, Harrison County 2nd Judicial District and run South 00 degrees 31 minutes 32 seconds East for 239.05 feet; thence run North 89 degrees 28 minutes 33 seconds East for 3.66 feet; thence run South 00 degrees 23 minutes 59 seconds East for 124.18 feet; thence run South 83 degrees 11 minutes 02 seconds East for 1.20 feet; thence run South 01 degree 44 minutes 55 seconds East for 16.59 feet; thence run South 89 degrees 00 minutes 06 seconds West for 1.16 feet to and for the POINT OF BEGINNING.

          From said POINT OF BEGINNING run South 89 degrees 00 minutes 06 seconds West for 100.62 feet; thence run North 07 degrees 17 minutes 25 seconds West for 5.98 feet; thence run North 49 degrees 17 minutes 42 seconds West for 9.81 feet; thence run South 89 degrees 20 minutes 48 seconds West for 220.99 feet; thence run North 42 degrees 47 minutes 11 seconds West for 134.86 feet; thence run North 50 degrees 24 minutes 44 seconds West for 159.85 feet; thence run North 38 degrees 12 minutes 35 seconds West for 27.81 feet; thence run South 00 degrees 32 minutes 57 seconds East for 559.19 feet to the north line of the Biloxi Channel; thence run South 88 degrees 06 minutes 44 seconds East

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PUBLIC TRUST TIDELANDS LEASE                          PREMIER ENTERTAINMENT, LLC

     along said north line of the Biloxi Channel for 559.07 feet; thence run North 00 degrees 23 minutes 25 seconds West for 346.84 feet back to the POINT OF BEGINNING, containing 219,045.47 square feet or 5.029 acres. (See
     EXHIBIT 2.)

     The above-described submerged lands or tidelands are hereinafter referred to as "LEASE PREMISES".

1.   LEASE TERM AND RENEWAL.

     1.1 The primary term of this LEASE shall be thirty (30) years beginning on BEGIN DATE. The first "LEASE YEAR" shall begin on BEGIN DATE and each LEASE YEAR thereafter will begin on each succeeding anniversary of BEGIN DATE.

     1.2 If at the expiration of the primary term, LESSEE holds the right to occupy and use the adjoining uplands and has faithfully complied with all terms, covenants, conditions, and obligations of this LEASE, then LESSEE shall have the option to renew this LEASE for a secondary term of twenty (20) years on such terms and provisions as may then be agreed upon by LESSOR and LESSEE.

     1.3 If at the expiration of the secondary term, LESSEE holds the right to occupy and use the adjoining uplands and has faithfully complied with all terms, covenants, conditions and obligations of the LEASE as renewed, then LESSEE shall have the prior right, exclusive of all other persons, to re-lease LEASE PREMISES at the expiration of the secondary term on such terms and provisions as may then be agreed upon by LESSOR and LESSEE.

     1.4 It is expressly agreed and understood that during the secondary term of this LEASE and during the term of any future leases entered pursuant to Paragraph 1.3 LESSEE shall fully comply with all laws of the State of Mississippi governing the leasing of submerged lands and tidelands in effect at the time of renewal or re-leasing.

2.   USE OF LEASE PREMISES.

     2.1 LESSOR and LESSEE acknowledge and agree that LESSEE will use LEASE PREMISES only for the purpose of (a) the construction and thereafter operation of a duly licensed gaming vessel (including food and beverage sales and services and entertainment in a setting where the primary activity is gaming, or food or beverage service) ("CASINO"), and (b) at LESSEE'S option, the development and operation of a recreational marina (each a "USE" and collectively, "USES").

     2.2 Without limitation, the operation of hotel facilities, parking facilities, theater facilities or facilities designed primarily for retail shopping, conferences, shows or exhibitions is expressly prohibited on LEASE PREMISES.

     2.3 Gaming, the operation of gaming devices or gaming operations of any kind whatsoever are prohibited on LEASE PREMISES during construction of LESSEE'S facilities on LEASE PREMISES and prior to the time that LESSEE commences business operation of its CASINO and the first rent installment required in Paragraph 3.4 is paid to LESSOR.

3.   RENT

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PUBLIC TRUST TIDELANDS LEASE                          PREMIER ENTERTAINMENT, LLC

     3.1 The obligation of LESSEE to pay rent under this LEASE is unconditional, and the rent shall not be subject to set off for any reason or cause. LESSOR and LESSEE agree that any rent paid during the term of this LEASE is not refundable, and LESSOR waives any right or claim it may have to refund of rent paid under this LEASE.

     3.2 For the period from BEGIN DATE to the "OPEN DATE," being the earlier of June 1, 2006 or the first day of the calendar month in which LESSOR commences business operation of its CASINO on LEASE PREMISES, LESSOR shall pay an annual rent of twenty-one thousand nine hundred and no/100ths dollars ($21,900.00). Said rent shall first be due and payable at the time this LEASE is executed and thereafter annually in advance of each anniversary of BEGIN DATE in the manner provided in Paragraph 3.5.

     3.3 Effective as of the OPEN DATE, the annual rent shall be fixed at the fair market rent as determined by an appraiser selected by LESSOR. Said appraiser shall meet and observe the standards and qualifications set forth for appraisers in Paragraphs 4.3 and 4.4. Thereafter the rent will be periodically reviewed and adjusted as provided in Paragraph 4.

     3.4 (a) For the Lease Year in which OPEN DATE falls, LESSOR may pay the annual rent set in Paragraph 3.3 in four (4) equal installments, as follows

     First Installment:      1/4th of Rent payable on or before OPEN DATE
     Second Installment:     1/4th of Rent payable on or before OPEN DATE plus
                             30 days
     Third Installment:      1/4th of Rent payable on or before OPEN DATE plus
                             60 days
     Fourth Installment:     1/4th of Rent payable on or before OPEN DATE plus
                             90 days.

Provided however, LESSEE shall pay all rent due for the LEASE YEAR in which OPEN DATE falls prior to the last day of said LEASE YEAR.

          (b) If OPEN DATE and the anniversary of BEGIN DATE do not coincide, the annual rent for the period following OPEN DATE to the end of that LEASE YEAR shall be prorated. LESSOR shall pay the annual rent for each LEASE YEAR thereafter, in advance, on or before each anniversary of BEGIN DATE.

     3.5 All rent under this LEASE is payable to the order of the Mississippi Secretary of State. Payments shall be delivered to the attention of the Assistant Secretary of State for Public Lands in the Office of the Secretary of State in Jackson, Mississippi. The address for delivery by courier is 401 Mississippi Street, Jackson, Mississippi 39201-1004. The address for delivery by United States Mail is Post Office Box 136, Jackson, Mississippi 39205-0136. Payments for annual rent shall not be considered made until actually received in the Public Lands Division of the Office of the Secretary of State in Jackson, Mississippi.

     3.6 If any sum required to be paid under this LEASE is not made within thirty (30) days of the due date, LESSOR shall be assessed and pay a penalty of twelve percent (12%) per annum on any such sum from the date due until paid. The penalty for any such late payment shall each month be added to the unpaid amount and thereafter shall be deemed to be a part of the past due sum. If upon cancellation or termination of this LEASE for any reason, LESSOR has

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PUBLIC TRUST TIDELANDS LEASE                          PREMIER ENTERTAINMENT, LLC

not paid all sums required to be paid under this LEASE, said penalty shall continue to be assessed against any sums owed by LESSOR until paid.

     3.7 LESSOR and LESSEE agree that consideration for this LEASE is in part predicated on LESSOR developing and operating on LEASE PREMISES a single CASINO licensed by the State of Mississippi which will contain among other things, approximately 1,550 games, tables and slot machines and approximately 50,000 square feet of gaming space as reported to the Mississippi Gaming Commission. Should LESSOR desire to expand the gaming area within its CASINO beyond approximately 1,550 games, tables and slot machines, or approximately 50,000 square feet of gaming space, notice shall first be given to LESSOR and a corresponding adjustment to the annual rent shall be made in the event reappraisal by LESSOR shows that such expansion resulted in an increase in the fair market rent. In such case, the adjustment to the annual rent shall be fixed by an appraiser selected by LESSOR. Said appraiser shall meet and observe the standards and qualifications set forth for appraisers in Paragraphs 4.3 and 4.4.

4.   RENT ADJUSTMENT.

     4.1 (a) LESSOR shall, at the end of each five (5) year period from and after BEGIN DATE during the primary and secondary terms of this LEASE, determine the annual rent for the following five year period in accordance with MISS. CODE ANN. Section 29-1-107(2) (1972) as amended, or such other applicable statute as may then be in effect.

     4.1 (b) If LESSOR determines that the rent for the ensuing five (5) year period should be fixed by adjusting the current rent by the increase in the All Urban Consumer Price Index--all items ("CPI"), then LESSOR shall calculate the amount of the rent adjusted by the CPI and notify LESSOR, and the rent for the ensuing five (5) year period shall be fixed as adjusted by the CPI. Said rental amount shall be calculated by multiplying the last effective annual rent in the final year of the preceding five (5) year period by a fraction, having as its numerator the monthly CPI index number for the first calendar month of the five
(5) year period during which the adjustment is to take effect, and as its denominator the monthly CPI index number for the first calendar month of the preceding five (5) year period.

     4.1 (c) If not adjusted by the CPI, LESSOR shall review and adjust rent by obtaining an appraisal of the fair market rent for LEASE PREMISES from an appraiser of its own choosing and shall furnish LESSEE with a copy of the appraisal. LESSEE may accept the adjusted rent in LESSOR'S appraisal, and the rent for the ensuing five (5) year period shall be fixed at the amount stated in LESSOR'S appraisal.

     4.1 (d) If LESSEE provides written notice to LESSOR within thirty (30) days after receipt of LESSOR'S appraisal that LESSEE does not agree with the rent determined by LESSOR'S appraiser, LESSEE shall have the right to select an appraiser to conduct a second appraisal of the fair market rent for LEASE PREMISES. Such notice by LESSEE shall not be effective unless the notice contains the name of LESSEE'S appraiser and evidence of a commitment by said appraiser to complete LESSEE'S appraisal within sixty (60) days from the date of LESSEE'S notice to LESSOR. LESSEE'S appraisal shall be completed and a copy promptly furnished to LESSOR'S appraiser within sixty (60) days after LESSEE provides the foregoing written notice to LESSOR. LESSOR'S appraiser and LESSEE'S appraiser shall make a good faith effort to resolve any

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PUBLIC TRUST TIDELANDS LEASE                          PREMIER ENTERTAINMENT, LLC

differences in their respective appraisals and, by mutual agreement, fix the annual rent for this LEASE for the ensuing, five (5) year period.

     4.1 (e) If LESSOR'S appraiser and LESSEE'S appraiser cannot agree on the appraised fair market rent for LEASE PREMISES within thirty (30) days after the completion of LESSEE'S appraisal, LESSOR'S appraiser and LESSEE'S appraiser shall select a third appraiser. The third appraiser shall conduct and prepare an independent appraisal of the fair market rent for LEASE PREMISES. The third appraisal of LEASE PREMISES shall be completed and a copy thereof promptly furnished to LESSOR'S and LESSEE'S appraisers within sixty (60) days after the third appraiser is selected. The appraised fair market rent determined by the agreement of any two of the three appraisers within thirty (30) days after completion of the third appraisal shall constitute the rent for the ensuing five
(5) year period.

     4.1 (f) In the event that (a) LESSEE fails to give the proper notice to LESSOR within thirty (30) days after receipt of LESSOR'S appraisal that LESSEE does not agree with the fair market rent determined by LESSOR'S appraiser, or
(b) LESSEE'S appraiser fails to complete his appraisal and furnish a copy to LESSOR'S appraiser within the time allowed, or (c) the third appraiser fails to complete his/her appraisal and furnish copies to LESSOR'S and LESSEE'S appraisers within the time allowed, or (d) two of the three appraisers fail to agree on the fair market rent within the time allowed, then the annual rent for the ensuing five (5) year period shall be automatically and finally fixed at the amount set in the appraisal prepared by LESSOR'S appraiser.

     4.1 (g) In any event, the adjusted annual rent shall be the greater of the amount determined by the aforesaid appraisal procedure or the amount as adjusted by the CPI. However, in no event, shall the adjusted annual rent for any five (5) year period of the LEASE term be less than the amount fixed as the annual rent effective as of OPEN DATE as provided in Paragraph 3.3.

     4.2 LESSOR and LESSEE each agree to cooperate and use good faith and diligent efforts to complete the foregoing appraisal procedure at the beginning of the five (5) year period for which the adjusted rent is being determined. If for any reason the rent adjustment procedure by appraisal as set forth in Paragraphs 4.l(a)-(g) is not completed prior to the beginning of the ensuing five year period, LESSOR and LESSEE agree that the interim annual rent pending completion of the appraisal procedure shall be equal to the last effective annual rent for the final LEASE YEAR of the preceding five (5) year period as adjusted by the All Urban Consumer Price Index-all items in the manner provided in Paragraph 4.1(b). If the fair market rent finally fixed by the appraisal procedure is in excess of the interim annual rent, LESSEE shall pay to LESSOR such excess within thirty (30) days after the appraisal procedure is completed.

     4.3 LESSOR and LESSEE acknowledge and agree that any appraisal made for the purpose of determining fair market rent for LEASE PREMISES will deduct the value of any improvements owned by LESSEE which substantially enhance the value of LEASE PREMISES.

     4.4 All appraisers employed for purposes of review and adjustment of rent under this LEASE shall be Members of the Appraisal Institute ("MAl" designation), shall be disinterested and shall have no personal interest or bias with respect to LESSOR or to LESSEE or with respect to any of the other selected appraisers. All such appraisers shall act independently and shall not be

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PUBLIC TRUST TIDELANDS LEASE                          PREMIER ENTERTAINMENT, LLC

compensated on any basis that is contingent on a particular result or outcome or on any action or event resulting from any analysis, opinions or conclusions contained in such appraiser's appraisal. Each appraiser, whether employed by LESSOR or LESSEE or selected by LESSOR'S and LESSEE'S appraisers, shall act in good faith and in accord with the highest professional standards, and each shall endeavor to accurately and fairly determine the true fair market rent for LEASE PREMISES without favor or bias toward the interests of either LESSOR or LESSEE.

     4.5 LESSEE agrees to furnish gross gaming revenues and total patrons as reported to the Mississippi Gaming Commission to all appraisers employed to perform appraisals pursuant to the terms and provisions of this LEASE. Information will be furnished for the periods requested by said appraisers. '

     4.6 LESSOR shall pay for its appraiser, LESSEE shall pay for its appraiser, and LESSOR and LESSEE shall share the cost of the third appraiser equally.

     4.7 In the event LESSOR and LESSEE cannot agree on an adjusted rental amount, the Lease may be canceled at the option of LESSOR .

5.   TAXES, SURVEY COSTS, RECORDING FEES.

     LESSEE covenants and agrees to pay any and all ad valorem taxes and special assessments levied by any county or municipality applicable to LEASE PREMISES and LESSEE'S interest therein and improvements thereon, provided if LESSEE shall first pay the full amount of any such taxes or assessments, then LESSEE shall have the right to contest such taxes and assessments in the manner provided by law without such contest constituting a default under this LEASE. Further, LESSEE covenants and agrees to pay any and all survey costs and recording fees in connection with this LEASE or any other reasonable fees directly incurred by LESSOR in administering or enforcing this LEASE or so determined by applicable law.

6.   TRANSFERABILITY OF LEASE.

     6.1 Except as provided in Paragraphs 6.2 and 11.1, LESSEE shall not sublease, assign, or transfer its rights or obligations, in whole or in part, under this LEASE without the prior written permission of LESSOR, which permission shall not arbitrarily or unreasonably be withheld. Without limitation, it shall not be deemed arbitrary or unreasonable if LESSOR refuses permission to assign or transfer this LEASE at any time LESSEE is in default of any provision of this LEASE.

     6.2  The restriction on transfer and assignment of this LEASE in Paragraph
6.1 shall not apply to any future assignment by LESSEE to a successor organization in a merger, consolidation or similar reorganization, nor shall it apply to an assignment or other transfer to an entity that controls, is controlled by or is under common control with LESSEE, provided the transferee or assignee shall immediately assume full performance of all past and future duties and obligations of transferring LESSEE under this LEASE, and provided the transferring or assigning LESSEE shall remain liable for full performance of all duties and obligations under this LEASE until such time as transferring or assigning LESSEE is expressly released in writing from such duties and obligations by LESSOR. LESSEE agrees to notify LESSOR of any such future assignment or transfer within thirty (30) days of same.

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PUBLIC TRUST TIDELANDS LEASE                          PREMIER ENTERTAINMENT, LLC

     6.3 Assignment and transfer of this LEASE by LEASEHOLD MORTGAGEE are governed by Paragraph 25 of this LEASE.

7.   PUBLIC ACCESS ASSURED.

     7.1 LESSEE agrees to maintain free public access to the open water portion of LEASE PREMISES subject to rules and regulations reasonably necessary to ensure the safety and convenience of all users. LESSEE may prohibit boats from anchoring to its gaming vessel or its moorings. This provision shall not be deemed or construed to permit public access to the gaming vessel or area beneath the gaming vessel. Further, this provision does not grant or permit public access to LESSEE recreational marina on LEASE PREMISES except with respect to those portions of the recreational marina, if any, designated for use by the public.

     7.2 LESSEE'S agreement to maintain the free public access to the open water portion of LEASE PREMISES shall not be deemed or construed as an agreement or assumption of any responsibility or liability with respect to any such public access afforded hereunder.

8.   DEFAULT, CANCELLATION OR FORFEITURE.

     8.1 The parties herein expressly agree that in the event of any default under this LEASE which can be cured solely by the payment of a liquidated sum of money including, but not limited to, the payment of any tax, assessment or rent due under this LEASE, then it shall be lawful for LESSOR, either with or without process of law, to enter and repossess LEASE PREMISES if such default is not cured by LESSEE within thirty (30) days after written notice to LESSOR and to distrain for any rent, assessment or other sum due under this LEASE at the sole election of LESSOR. If LESSOR elects the remedy of re-entry and repossession, then LESSOR agrees to peaceably surrender possession of LEASE PREMISES to LESSOR in the manner provided in Paragraphs 26.6 and 26.7. However, nothing herein is to be deemed or construed to mean that LESSOR, in electing one remedy or another available to LESSOR, shall not be permitted to hold LESSOR liable for any unpaid rent, assessment or other sums due to the time of LESSOR'S re-entry and repossession of LEASE PREMISES. LESSEE shall be liable for the payment of all reasonable attorney's fees, expenses and costs of LESSOR required for the collection of any sums due under this LEASE. For purposes of this LEASE any ad valorem tax or assessment due any county or municipality applicable to LEASE PREMISES not contested in the manner provided by law and the annual rent as determined under Paragraphs 3 and 4 shall be deemed to be a liquidated sum.

     8.2 LESSEE'S default under any other material provisions of this LEASE which cannot be cured solely by the payment of a liquidated sum of money, as provided in Paragraph 8.1, shall result, at the option of LESSOR, in the cancellation of this LEASE after thirty (30) days written notice of default to LESSEE, if such default is not cured by LESSEE within said thirty (30) day period. However, the period of time for curing any such default may be extended for a reasonable period not to exceed one hundred and eighty (180) days from date of notice of default if (a) there is a reasonable probability that such default can be cured within a reasonable time, (b) LESSEE continuously persists in a diligent, good faith effort to cure such default, and (c) during aforesaid thirty (30) day period, LESSEE undertook and maintained a diligent, good faith effort to cure such default and the failure to cure such default was not the fault of LESSEE. Any further extension of time beyond one hundred and eighty days (180) shall only be granted upon mutual

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PUBLIC TRUST TIDELANDS LEASE                          PREMIER ENTERTAINMENT, LLC

written agreement of LESSOR and LESSEE. LESSEE shall be liable for the payment of all reasonable attorney's fees, expenses and costs of LESSOR incurred in the enforcement of this Paragraph 8.2.

     8.3 As to all other conditions, covenants, and obligations imposed on LESSEE under this LEASE not subject to Paragraph 8.1 or 8.2, enforcement shall be by proceeding at law or in equity to restrain violation and to recover damages, if any, including reasonable expenses of litigation and reasonable attorney's fees, as may be awarded by the court. Such enforcement by proceedings at law or in equity may be instituted after thirty (30) days written notice to LESSEE if the default or violation has not been cured within that thirty (30) day period. However, the period of time for curing any such default may be extended for a reasonable period not to exceed one hundred and eighty (180) days from date of notice of default if (a) there is a reasonable probability that 'such default can be cured within a reasonable time, (b) LESSEE continuously persists in a diligent, good faith effort to cure such default, and (c) during aforesaid thirty (30) day period, LESSEE undertook and maintained a diligent, good faith effort to cure such default and the failure to cure such default was not the fault of LESSEE. Any further extension of time of more than one hundred and eighty (180) days shall only be granted upon mutual written agreement of LESSOR and LESSEE.

9.   IMPROVEMENTS AND MAINTENANCE.

     9.1 Commencing after BEGIN DATE, LESSEE will construct, operate and maintain all improvements on LEASE PREMISES as shown on EXHIBIT 1 attached hereto. LESSEE hereby consents to LESSEE'S development and operation of improvements as shown on EXHIBIT 1. Prior to OPEN DATE, LESSEE may modify its site plan shown on EXHIBIT 1, provided such modifications (a) are consistent with USES allowed under this LEASE, (b) will not result in excess coverage of open water area of LEASE PREMISES contrary to Paragraph 10.2, (c) do not violate any local, state or federal law or regulation, (d) are approved by all necessary permitting authorities, and (e) are not inconsistent with or prohibited by any term or provision of this LEASE. LESSEE agrees to provide LESSOR with a complete description of any such improvements, modification or additions.

     9.2 LESSOR acknowledges that the improvements which exist on the effective date of this LEASE on LEASE PREMISES are not the property of LESSOR. LESSOR acknowledges that all improvements constructed by LESSEE on LEASE PREMISES as provided in Paragraph 9.1 shall be owned by LESSEE.

     9.3 All improvements, modifications or additions to improvements on LEASE PREMISES shall be constructed in a workmanlike manner and shall be operated and maintained at LESSEE'S expense. LESSEE shall maintain LEASE PREMISES and all improvements thereon in a good state of repair and in a clean, orderly, and attractive condition with due regard to public health and safety.

     9.4 LESSEE recognizes that LESSOR has a public interest in establishing and maintaining an attractive view of the waterfront on the Mississippi Gulf Coast from the waterside. Accordingly, LESSEE agrees that the east, west and south facing elevations of

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PUBLIC TRUST TIDELANDS LEASE                          PREMIER ENTERTAINMENT, LLC

LESSEE'S improvements on LEASE PREMISES shall be constructed and maintained for visual and aesthetic appeal.

10.  RESTRICTIONS ON USE.

     10.1 LESSEE shall comply with any and all applicable federal, state, county or city laws, statutes, regulations, building codes, building requirements, safety or conservation regulations, fire codes, ordinances, environmental and health laws and regulations, zoning regulations and permits (collectively "RESTRICTIONS"); if LESSEE is charged with a violation of such RESTRICTIONS and the violations complained of do not pose an immediate threat to the public health or safety or damage to or destruction or waste of LEASE PREMISES, then LESSEE shall have the right to contest a complaint of violation of such RESTRICTIONS in the manner provided by law, without such contest constituting a default under this LEASE. However, nothing herein shall be deemed or construed to prohibit or limit LESSOR'S right to take any action available in equity or law to protect LEASE PREMISES and adjoining State property from damage, waste or destruction.

     10.2 LESSEE specifically agrees to comply with the ordinances of the City of Biloxi or to obtain appropriate variances, copies of which will be provided to LESSOR. LESSEE further agrees not to cover more forty-five percent (45%) of the surface area of LEASE PREMISES with structures or other improvements of any kind in order to maintain at least fifty-five percent (55%) of the surface area of LEASE PREMISES as open water.

     10.3 LESSEE shall not under the terms of this LEASE construct any building, structure or pier of any type on State property adjacent to or adjoining LEASE PREMISES.

     10.4 LESSOR acknowledges that LESSEE plans to enter into a lease with the City of Biloxi and/or the Biloxi Port Commission of certain ground, easement, and/or air rights to property adjoining the LEASE PREMISES.

11.  GAMING LICENSE.

     11.1 Should the Mississippi Gaming Commission refuse to issue, revoke, or fail to renew, the gaming license of LESSEE for LEASE PREMISES, by a final, non-appealable order of said Commission or as determined by a final, non-appealable order of a court of competent jurisdiction, LESSEE shall have one hundred and eighty (180) days from the date of said order to transfer this LEASE to another entity which possesses a current, valid gaming license for LEASE PREMISES issued by the Mississippi Gaming Commission. If at the end of the one hundred and eighty (180) day period, LESSEE has not transferred this LEASE, then this LEASE shall automatically terminate, and LESSEE shall surrender possession of LEASE PREMISES as provided in Paragraphs 26.6 and 26.7.

     11.2 In the event LESSEE'S use of LEASE PREMISES for gaming is restrained or enjoined by an order of a court of competent jurisdiction, or otherwise legally abrogated or interrupted due to a challenge to the legality of the Mississippi gaming statutes or by act of the Mississippi Legislature or the United States Congress, then LESSOR and LESSEE may negotiate a new lease of LEASE PREMISES on mutually agreeable terms, or this LEASE may thereafter be cancelled on thirty (30) days notice by either LESSOR or LESSEE.

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PUBLIC TRUST TIDELANDS LEASE                          PREMIER ENTERTAINMENT, LLC

     11.3 In the event LESSEE voluntarily surrenders its gaming license, LESSOR and LESSEE may, within sixty (60) days of said surrender, negotiate a new lease of LEASE PREMISES on mutually agreeable terms, or this LEASE may thereafter be cancelled on thirty (30) days notice by either LESSOR or LESSEE.

12.  NO CLAIM OF TITLE OR INTEREST.

     12.1 In accepting this LEASE, LESSEE acknowledges and agrees that LESSEE makes no claim of fee simple title ownership or other interest in and to LEASE PREMISES except for those rights and uses as may be claimed by a leaseholder under this LEASE, and LESSEE further acknowledges that the fee simple title to LEASE PREMISES is vested in LESSOR.

13.  CATASTROPHIC DESTRUCTION.

     13.1 In the event of catastrophic destruction of LESSEE'S improvements on LEASE PREMISES, LESSEE may, but shall not be obligated to, restore or replace any portion of LESSEE'S improvements lost or damaged. If reconstruction of improvements is begun within one hundred and eighty (180) days after catastrophic destruction, LESSEE shall not be required to make any additional rent payments that come due under this LEASE during the period of time between such catastrophic destruction and the commencement of construction. Upon commencement of construction within the period allowed, LESSEE shall pay the prorated share of the annual rent that remains unpaid for that LEASE YEAR, if any, and thereafter shall resume annual payments as provided in this LEASE. If LESSEE elects to restore or replace lost or damaged improvements in such a way that the replaced improvements exceed the footprint of those destroyed, then LESSEE must obtain LESSOR'S approval for such change in footprint. If LESSEE elects not to restore' or replace lost or damaged improvements, then LESSEE may terminate this LEASE on thirty (30) days notice. In the event LESSEE elects to terminate this LEASE under this provision, then LESSEE shall be obligated to surrender LEASE PREMISES in a condition at least equal to that at the inception of this LEASE, including removal of debris and LESSEE'S improvements or remains of improvements. If LESSEE fails to surrender LEASE PREMISES in the condition required, LESSOR shall have all remedies available to it under Paragraphs 26.6 and 26.7 of this LEASE concerning removal of LESSEE'S improvements at LEASE termination.

14.  DUE DILIGENCE.

     14.1 LESSEE shall be responsible for any damages to LEASE PREMISES proximately caused, in whole or in part, by use of LEASE PREMISES or the activities of LESSEE under this LEASE. LESSEE shall exercise due diligence in the protection of LEASE PREMISES and other property of LESSOR in the vicinity of LEASE PREMISES against damage or waste from any and all causes.

     14.2 LESSEE shall not deposit any refuse, waste or substances regulated under local, state or federal environmental and health laws on LEASE PREMISES. Nor shall LESSEE make any such deposits on, or damage any submerged lands or tidelands or other property belonging to the State of Mississippi adjacent to or adjoining LEASE PREMISES. Disposition of refuse and waste shall be consistent with local, state and federal environmental and health laws and regulations.

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PUBLIC TRUST TIDELANDS LEASE                          PREMIER ENTERTAINMENT, LLC

Failure to comply with such laws and regulations shall be deemed to be a material breach of this LEASE.

15.  INDEMNITY AND HOLD HARMLESS.

     15.1 LESSEE agrees to save and hold harmless, protect and indemnify LESSOR, the Secretary of State, the Governor and their successors, employees, officers and agents, from and against any and all loss, damages, claims, suits or actions at law or in equity, judgments and costs, including reasonable attorney's fees, which may arise or grow out of any injury or death of persons or loss or damage to property, including damages to the environment, connected with LESSEE'S exercise of any right granted or conferred in this LEASE, or the condition of LEASE PREMISES, or LESSEE'S use, maintenance, or operation of LEASE PREMISES, whether sustained by LESSEE, his respective agents or employees, or by any other persons, or corporations which seek to hold LESSOR liable, provided however, that LESSEE'S obligations under this Paragraph 15.1 may be limited to the extent, and only to the extent, such loss, damage, claims, suits or actions are caused directly by an act and/or omission of LESSOR, its agents or employees, successors or assigns.

     15.2 In executing this LEASE, LESSOR is relying on a survey (Exhibit 2 attached hereto) provided by LESSEE. LESSEE expressly agrees to indemnify and save harmless LESSOR, its employees, officers and agents, for liability, damages (including but not necessarily limited to damages to land, aquatic life and other natural resources), expenses, causes of actions, suits, claims, costs, fees, including reasonable attorneys' fees and costs, penalties (civil and criminal) or judgments arising out of LESSOR'S reliance on LESSEE'S survey.

16.  QUIET AND PEACEFUL POSSESSION.

     16.1 LESSEE shall have quiet and peaceful possession of LEASE PREMISES so long as LESSEE is in compliance with the terms and provisions of this LEASE.

17.  RIGHT OF ENTRY.

     17.1 LESSOR shall have the right to enter onto LEASE PREMISES, upon reasonable times, to inspect LEASE PREMISES for purposes of verifying compliance with the terms and provisions of this LEASE.

     17.2 LESSEE grants unto LESSOR rights of ingress and egress to LEASE PREMISES in, over, across and through uplands and facilities on uplands owned or controlled by LESSEE, upon reasonable times, for purposes of entering onto and inspecting LEASE PREMISES.

18.  LESSOR NOT RESPONSIBLE.

     18.1 LESSEE assumes full responsibility for the condition of LEASE PREMISES during the term of this LEASE. LESSOR shall not be liable or responsible for any damages or injuries caused by any vices or defects therein to LESSEE or to any occupant or to anyone in or on LEASE PREMISES who derives his right to be thereon from LESSEE, provided however, that LESSEE'S obligations under this Paragraph 18.1 may be limited to the extent, and only to the extent, such

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PUBLIC TRUST TIDELANDS LEASE                          PREMIER ENTERTAINMENT, LLC

loss, damage, claims, suits or actions are caused directly by an act and/or omission of LESSOR, its agents or employees, successors or assigns.

19.  LIABILITY INSURANCE.

     19.1 LESSEE shall secure and maintain throughout the term of the LEASE a liability insurance policy providing coverage in a commercially reasonable amount to be determined by LESSEE, but in no event less than five million and no/100ths dollars ($5,000,000.00) against accidents, death or bodily injury or loss or damage to property occurring on or in connection to LEASE PREMISES, or LESSEE'S vessel, or arising out of or associated with any activity of LESSEE on LEASE PREMISES. LESSEE shall annually supply a certificate evidencing said insurance to LESSOR.

20.  RESERVATION OF MINERAL RIGHTS.

     20.1 LESSEE further covenants and agrees that this LEASE and leasehold interest of LESSEE shall not include any mineral, oil or gas, coal, lignite, or other mineral or subterranean rights whatsoever.

21.  RIGHT TO CANCEL UPON INSOLVENCY OF LESSEE.

     21.1 LESSEE covenants and agrees that if an execution or process is levied upon LEASE PREMISES and is not removed within ninety (90) days or if a petition in bankruptcy be filed by or against LESSEE in any court of competent jurisdiction, LESSOR shall have the right at its option, to cancel this LEASE; provided, however, that if a petition in bankruptcy is filed by a person other than LESSEE, and payment of rent remains current, LESSOR shall not have the right to cancel this LEASE under this Paragraph 21.1 until an order for relief has been entered by the bankruptcy court in connection with such petition. LESSEE covenants and agrees that this LEASE and the leasehold interest of LESSEE hereunder shall not, without the written consent of the Secretary of interest under this LEASE to any financially responsible entity licensed by the Mississippi Gaming Commission.

State or his successor first obtained, be subject to garnishment or sale, under execution or otherwise in any suit or proceeding which may be brought by or against LESSEE.

22.  WAIVER NOT A DISCHARGE.

     22.1 No failure, or successive failures, on the part of LESSOR to enforce any term or provision of this LEASE, nor any waiver or successive waivers by LESSOR of any term or provision of this LEASE, shall operate as a discharge thereof or render the same inoperative or impair the right of LESSOR to enforce the same in the event of subsequent or continuing breach or breaches or upon any renewal thereof.

23.  NOTICE.

     23.1 (a) All notifications required under the terms of this LEASE shall be made by U.S. Mail or by rapid delivery courier service to the parties at the following addresses:

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PUBLIC TRUST TIDELANDS LEASE                          PREMIER ENTERTAINMENT, LLC

       Secretary of State:           Assistant Secretary of State
                                     Public Lands Division

                                     (by U. S. Mail)
                                     Post Office Box 136
                                     Jackson, Mississippi 39205-0136

                                     Telephone:    (601) 359-6373
                                     Facsimile:    (601) 359-1461

       Premier Entertainment, LLC:   Joseph Billhimer
                                     President and Chief Executive Officer

                                     (by U.S. Mail and by Courier)
                                     11400 Reichold Road
                                     Gulfport, Mississippi 39503

                                     Telephone:    (228) 594-4021
                                     Facsimile:    (228) 896-4078

          (b) Notices shall be effective upon receipt by the receiving party. Upon written request, LESSOR and LESSEE agree that they will promptly acknowledge in writing to the other receipt of any notice received pursuant to any provision of this LEASE.

     23.2 LESSOR or LESSEE may change the identity of the party designated to receive notices under this LEASE by delivering, in the manner provided in Paragraph 23.1, notification of such change. The notice of change in party designated to receive notice shall clearly state the name, title or office, address for U.S. Mail delivery and address for courier delivery, telephone number and facsimile number of the new party designated to receive notices under this LEASE. Neither LESSOR nor LESSEE shall be entitled to designate, at any one time, more than one party to receive notices under this LEASE. Any such notice of change in the party designated to receive notice under this LEASE shall be effective upon receipt of such notice.

24.  LAWS OF MISSISSIPPI TO GOVERN.

     24.1 This agreement is to be governed by the laws of the STATE OF MISSISSIPPI, both as to interpretation and performance.

25.  LEASEHOLD MORTGAGEE PROTECTIONS.

     25.1 LEASEHOLD MORTGAGE means any and all deeds of trust, mortgages or security interests including without limitation any and all assignments, renewals, extensions or modifications thereof executed by LESSEE and covering LESSEE'S leasehold interest under this LEASE. LEASEHOLD MORTGAGEE shall mean the beneficiary or beneficiaries. successors or assigns under any LEASEHOLD MORTGAGE. The terms LEASEHOLD MORTGAGE and LEASEHOLD MORTGAGEE may refer to one, or collectively to all, such mortgage or mortgages and mortgage holders in existence at any time. In accepting or exercising any benefit or right provided in this

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PUBLIC TRUST TIDELANDS LEASE                          PREMIER ENTERTAINMENT, LLC

Paragraph 25, LEASEHOLD MORTGAGEE agrees to be bound by all duties and obligations imposed by this Paragraph.

     25.2 Paragraph 25 is intended to provide additional, limited rights to a LEASEHOLD MORTGAGEE for the sole purpose of protecting or enforcing an interest secured under a LEASEHOLD MORTGAGE. Except where expressly stated, the LEASEHOLD MORTGAGEE protections in this Paragraph 25 shall not amend any other paragraph or provision of this LEASE with regard to any duties or obligations of any LESSEE with respect to LESSOR or LEASE PREMISES. No LEASEHOLD MORTGAGEE protection allowed in this Paragraph 25 may ever be claimed, exercised or used in any manner whatsoever by any LESSEE or any entity which is an affiliate of LESSEE.

     25.3 LESSOR consents to one or more LEASEHOLD MORTGAGES. However, LESSOR'S consent shall never be deemed or construed to be a subordination of LESSOR'S rights as landlord hereunder or to permit alteration or amendment of this LEASE by a term or provision in a LEASEHOLD MORTGAGE. No LEASEHOLD MORTGAGE will ever be an encumbrance on the fee interest in LEASE PREMISES or on any interest of the LESSOR therein. Any LEASEHOLD MORTGAGE is limited strictly to LESSEE'S leasehold interest under this LEASE. Neither the LESSOR nor any interest of LESSOR in LEASE PREMISES shall ever be held accountable or levied upon for any debt or obligation of LESSEE under LEASEHOLD MORTGAGE or otherwise.

     25.4 (a) Each and every LEASEHOLD MORTGAGEE shall promptly give LESSOR notice of its LEASEHOLD MORTGAGE at the address and in the manner provided in Paragraph 23. The notice shall include (1) the name of the LEASEHOLD MORTGAGEE, title or office, U. S. Mail address, courier address, telephone number and facsimile number, (2) a certified copy of the LEASEHOLD MORTGAGE, and (3) an acknowledgement that BY exercising any right or benefit under this Paragraph 25, LEASEHOLD MORTGAGEE agrees to be bound by all duties and obligations imposed. on a LEASEHOLD MORTGAGEE in this paragraph. No right under this Paragraph 25 shall become available to and effective with respect to a LEASEHOLD MORTGAGEE unless and until that LEASEHOLD MORTGAGE has given notice of its LEASEHOLD MORTGAGE in the manner provided in this Paragraph 25.4(a).

          (b) At no time, and for no purpose, shall LESSOR be required to give notice to more than one entity at more than one address for any notice to LEASEHOLD MORTGAGEE under this LEASE. If at any time, there is more than one LEASEHOLD MORTGAGEE, then each LEASEHOLD MORTGAGEE shall together with all others agree and designate a single agent for receiving notices to LEASEHOLD MORTGAGEE under this LEASE. In the absence of such Agreement, LESSOR shall be required to provide notice only to the LEASEHOLD MORTGAGEE which gave the earliest notice under Paragraph 25.4(a). Notice of the designation of agent shall include the name of the designated agent, title or office, U. S. Mail address, courier address, telephone number and facsimile number. Notice to the designated agent or to the LEASEHOLD MORTGAGEE, which gave the earliest notice under Paragraph 25.4(a) in the event no agent has been designated, shall be deemed notice to each and every LEASEHOLD MORTGAGEE for all purposes under this LEASE.

          (c) Any notice required to be made under the terms of this LEASE to LEASEHOLD MORTGAGEE shall be made by U.S. Mail or by rapid delivery courier service to the

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PUBLIC TRUST TIDELANDS LEASE                          PREMIER ENTERTAINMENT, LLC

last name and address provided pursuant to Paragraph 25.4(a) or in the case of a designated agent to the last name and address provided pursuant to Paragraph 25.4(b).

          (d) LEASEHOLD MORTGAGEE may change the identity of the party designated to receive notice under this paragraph by delivering notification of such change to LESSOR at the address and in the manner provided in Paragraphs 23, 25.4(a) and 25.4 (b). The notice of change in the party designated to receive notice for the LEASEHOLD MORTGAGEE shall clearly state the name, title or office, address for U.S. Mail delivery and address for courier delivery, telephone number and facsimile number designated to receive notices. Any such notice of change in the party designated to receive notice for the LEASEHOLD MORTGAGEE shall be effective upon receipt of such notice by LESSOR.

          (e) Upon written request, LESSOR, LESSEE and LEASEHOLD MORTGAGEE (or LEASEHOLD MORTGAGEE'S designated agent, as the case may be) each agree that they will promptly acknowledge in writing to the other receipt of any notice or instrument received pursuant to any provision of this LEASE.

     25.5 For the benefit of LEASEHOLD MORTGAGEE, LESSOR and LESSEE agree and acknowledge as follows:

          (a) LESSOR will not accept any voluntary cancellation, surrender, termination or abandonment of this LEASE by LESSEE without the prior written consent of LEASEHOLD MORTGAGEE. No modification or amendment of this LEASE shall be binding upon a LEASEHOLD MORTGAGEE until LEASEHOLD MORTGAGEE receives notice of such modification or amendment in the manner provided in Paragraph 25.4. However, the determination of the amount of rent to be charged under this LEASE, whether initially or any subsequent determination or adjustment, is not deemed to be a modification or amendment of the LEASE. Any such determination or adjustment of rent shall be effective as otherwise provided in this LEASE, without regard to when or whether LEASEHOLD MORTGAGEE receives notice thereof.

          (b) Except with regard to notices pertaining to the determination or adjustment of rent under this LEASE, LESSOR will also give LEASEHOLD MORTGAGEE (or as the case may be, its designated agent for notice) the same notices in the same manner required to be given LESSEE under this LEASE.

          (c) LEASEHOLD MORTGAGEE shall have the right to perform any term, covenant, condition or agreement of this LEASE required of LESSEE or remedy any default of LESSEE, excluding any covenant, condition or term in which the performance thereof would require a gaming license. LESSOR shall accept performance by LEASEHOLD MORTGAGEE as if done by LESSEE. It is expressly understood that LEASEHOLD MORTGAGEE may cure LESSEE'S default in any payment of a liquidated sum of money under Paragraph 8.1.

          (d) A LEASEHOLD MORTGAGEE may exercise any of its rights under this Paragraph 25 through a designee, nominee, or wholly owned subsidiary, provided LEASEHOLD MORTGAGEE shall first give LESSOR written notice in the manner provided in Paragraph 23 that said rights will be exercised by a designee, nominee or wholly owned subsidiary.

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PUBLIC TRUST TIDELANDS LEASE                          PREMIER ENTERTAINMENT, LLC

          (e) If LESSOR shall become entitled to reenter LEASE PREMISES or terminate this Lease by reason of a default of LESSEE, other than a default in the payment of rent or other sum of money under this LEASE, LESSOR will give LEASEHOLD MORTGAGEE written notice. If LEASEHOLD MORTGAGEE, within sixty (60) days of such notice, undertakes and maintains a diligent, good faith effort to cure such default, and thereafter cures the default within the time allowed and in the manner required by the applicable LEASE provision, then this LEASE will not terminate by reason of such default. Upon receipt of written notice under this Paragraph 25.5(e), LESSOR and LESSEE agree that LEASEHOLD MORTGAGEE shall have the right to immediate possession of LEASE PREMISES, and LESSEE agrees to immediately and peaceably quit, deliver up and surrender possession of LEASE PREMISES to LEASEHOLD MORTGAGEE on demand. For purposes of computing the time allowed for curing a default by LEASEHOLD MORTGAGEE, the time allowed for cure will begin on the sixtieth (60th) day after LESSOR'S notice to LEASEHOLD MORTGAGE of the right to reenter or terminate this LEASE. If as a result of LESSEE'S bankruptcy or other order directed against LESSEE by a court or governmental agency having competent jurisdiction, LEASEHOLD MORTGAGEE is prevented from curing a default under this LEASE, other than a default in the payment of rent or other sum of money under this LEASE, then the time allowed LEASEHOLD MORTGAGEE for curing such default will begin on the earlier of the date any such court or agency restraint is removed or twelve (l2) months after the date on which LESSOR gave notice to LEASEHOLD MORTGAGEE under this Paragraph 25.5(e).

          (f) It is understood and agreed that in the event a LEASEHOLD MORTGAGEE should foreclose, it shall have the right to make a one-time assignment of LESSEE'S leasehold interest under this LEASE to any financially responsible entity licensed by the Mississippi Gaming Commission.

          (g) If this LEASE terminates prior to the expiration of the primary term or secondary term, as the case may be, LESSOR will give notice to LEASEHOLD MORTGAGEE. The notice shall set forth all sums then due to LESSOR under this LEASE. Upon written request by LEASEHOLD MORTGAGEE made within sixty (60) days of such notice of termination, LESSOR will enter into a new lease of LEASE PREMISES with LEASEHOLD MORTGAGEE effective as of the date of termination of this LEASE and upon the same terms and conditions of this LEASE in effect as of the date of termination, but subject to any intervening adjustments of rent that would have occurred if the LEASE had not been terminated. Provided, however, as a condition precedent, LEASEHOLD MORTGAGEE (1) shall pay LESSOR all sums due under this LEASE as set forth in the notice of termination plus additional penalties thereafter accruing, (2) shall pay all ad valorem taxes and special assessments due any county or municipality, (3) shall pay to LESSOR all reasonable expenses including, legal and attorney's fees incurred by LESSOR by reason of such termination, (4) shall perform and observe all covenants and conditions of this LEASE that LESSEE was obligated to perform but failed to perform prior to termination of this LEASE, and (5) shall save and hold harmless, protect and indemnify LESSOR, its employees, officers and agents harmless from and against any and all loss, costs, liability and expense including reasonable attorneys' fees resulting from or in any way connected with the election by LEASEHOLD MORTGAGEE to enter a new lease with LESSOR under this Paragraph 25.5(g).

          (h) Upon written request from the LEASEHOLD MORTGAGEE, LESSOR agrees to furnish LEASEHOLD MORTGAGEE a letter setting out the status of the following lease terms and obligations of LESSEE: (1) the rent payable under this LEASE;
(2) the term of this LEASE and the

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PUBLIC TRUST TIDELANDS LEASE                          PREMIER ENTERTAINMENT, LLC

status of LESSEE'S extension rights, if any, (3) the nature of any known defaults by LESSEE. Upon request by LEASEHOLD MORTGAGEE, LESSOR may in its discretion provide other non-privileged information reasonably pertinent to LESSEE'S performance under this LEASE.

     25.6 Should LEASEHOLD MORTGAGEE for any reason take possession of the LEASE PREMISES, it shall be subject to and shall comply fully with all of the terms, provisions and conditions of this LEASE in the same manner as if it were LESSEE, but only for so long as the LEASEHOLD MORTGAGEE has not assigned its interest under this LEASE or terminated the LEASE as otherwise provided in this LEASE.

     25.7 LEASEHOLD MORTGAGEE agrees to save and hold harmless, protect and indemnify LESSOR, the Secretary of State, Governor and their successors, employees, officers or agents from and against any and all loss, damages, disputes, claims, suits, or actions at law or in equity, judgments and expenses and costs, including reasonable attorney's fees which may result from, arise or grow out of, or which are in any way connected with LEASEHOLD MORTGAGEE'S exercise of any right granted or conferred by this LEASE, or with any action of LEASEHOLD MORTGAGEE to protect or enforce any right or secured interest under a LEASEHOLD MORTGAGE, including but not necessarily limited to the performance, or refusal to perform any LEASE term, disputes between LESSEE and LEASEHOLD MORTGAGEE, disputes among and between LEASEHOLD MORTGAGEES, or failure of a LEASEHOLD MORTGAGEE to give notice required hereunder. Provided however, LEASEHOLD MORTGAGEE'S obligations under this Paragraph 25.7 may be limited to the extent, and only to the extent, that any such loss, damage, claims suits or actions are directly caused by an act and/or an omission of LESSOR, its officers, agents, employees or their successors.

     25.8 In the event the interest of LESSEE under this LEASE becomes the object of condemnation proceedings, LEASEHOLD MORTGAGEE shall be entitled to participate in said condemnation proceedings to the same extent as LESSEE.

     25.9 If as any time during this LEASE there is a LEASEHOLD MORTGAGE in effect and LESSEE becomes entitled to receive proceeds of fire or other hazard insurance policies covering LESSEE'S improvements or operations on LEASE PREMISES, then LESSEE agrees that such insurance proceeds shall be paid to LEASEHOLD MORTGAGEE, and LEASEHOLD MORTGAGEE shall apply such insurance proceeds as provided in the LEASEHOLD MORTGAGE.

26.  CANCELLATION OR TERMINATION OF LEASE.

     26.1 LESSOR and LESSEE mutually agree that it is necessary for LESSEE to obtain financing satisfactory, in its sole discretion, for the development and operation of LEASE PREMISES for the USES described in Paragraph 2. In the event LESSEE does not obtain said satisfactory financing, LESSEE may terminate this LEASE upon thirty (30) days written notice to LESSOR. If LESSEE has not obtained satisfactory financing within one (1) year from BEGIN DATE then LESSOR may cancel this LEASE upon thirty (30) days notice to LESSEE. LESSOR and LESSEE may by mutual agreement in writing extend the time for LESSEE to obtain satisfactory financing.

     26.2 LESSOR and LESSEE mutually agree that it is necessary for LESSEE to obtain and maintain a valid gaming license and to obtain and maintain building approvals and permits by

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PUBLIC TRUST TIDELANDS LEASE                          PREMIER ENTERTAINMENT, LLC

any agencies having jurisdiction over same for the development and operation of LEASE PREMISES for USES described in Paragraph 2. Should LESSEE fail to obtain and maintain the required permits, licenses or approvals for the development and operation of LEASE PREMISES for said USES, LESSEE may cancel this LEASE upon thirty (30) days written notice to LESSOR. If LESSEE has not obtained said permits, licenses or approvals prior to June 1, 2006, then LESSOR may cancel this LEASE upon thirty (30) days notice to LESSEE. LESSOR and LESSEE may by mutual agreement in writing extend the time for LESSOR'S to obtain said permits, licenses or approvals.

     26.3 In the event of the invalidation of any material provision of this LEASE by a final, non-appealable judgment or court order, either LESSOR or LESSEE may cancel this LEASE, or LESSOR and LESSEE may renegotiate this LEASE on mutually agreeable terms.

     26.4 LESSEE shall be in default, if LESSEE should at any time fail to make permitted USES of LEASE PREMISES or abandon LEASE PREMISES for a period of ninety (90) consecutive days, and this LEASE may be canceled by LESSOR after thirty (30) days written notice to LESSEE, provided, LESSOR and LESSEE may, within sixty (60) days from the giving of such notice, negotiate a new lease of LEASE PREMISES on mutually agreeable terms. Any further extension of time under this Paragraph 26.4 shall be granted only upon mutual written agreement of LESSOR and LESSEE. LESSEE shall be liable for the payment of all reasonable attorney's fees, expenses and costs of LESSOR incurred in the enforcement of this Paragraph 26.4.

     26.5 If not sooner cancelled or terminated, this LEASE shall terminate at 11:59 P.M. central (standard or daylight savings) time on the last day of the primary term, or if renewed pursuant to Paragraph 1.2, then this LEASE shall terminate at 11:59 P.M. central (standard or daylight savings) time on the last day of the secondary term.

     26.6 Immediately upon the cancellation or termination of this LEASE for any reason, LESSOR shall be entitled to take possession of LEASE PREMISES, custom and usage to the contrary notwithstanding, and LESSEE covenants and agrees to immediately and peaceably quit, deliver up and surrender possession of LEASE PREMISES to LESSOR, provided LESSEE shall promptly remove improvements and restore LEASE PREMISES as provided in Paragraph 26.7.

     26.7 LESSEE shall have one hundred and eighty (180) days from the date this LEASE is cancelled or terminated for any reason to remove LESSEE'S improvements, structures and equipment and to restore LEASE PREMISES to a condition at least equal to that at the inception of this LEASE. If LESSEE declines or fails to remove such improvements, structures and equipment or restore LEASE PREMISES within the time provided, then such improvements, structures and equipment will be deemed forfeited by LESSEE, and may be removed and/or sold by LESSOR. Any costs incurred by LESSOR in the removal of such improvements, structures and equipment or restoring LEASE PREMISES shall be paid for from the proceeds of sale of such improvements, structures and equipment. If funds derived from the sale of such improvements, structures and equipment are insufficient to pay such costs, LESSEE shall be liable for such deficiency, and to aid of recovery of any such deficiency, LESSOR is hereby granted a lien upon the interest of LESSEE in adjacent uplands, and such lien shall be enforceable in proceedings as provided by law.

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PUBLIC TRUST TIDELANDS LEASE                          PREMIER ENTERTAINMENT, LLC

27.  MISCELLANEOUS.

     27.1 LESSEE and LESSOR agree that within sixty (60) days after OPEN DATE as defined in Paragraph 3.2, that they will execute in recordable form an addendum to this LEASE setting out those terms and facts, together with any required EXHIBITS, material to this LEASE which are uncertain or unknown as of the BEGIN DATE. Such terms and facts shall include (but are not necessarily limited to) the day, month and year of the OPEN DATE, the amount of the annual rent as determined pursuant to Paragraph 3.3, and the as-built specifications of the CASINO and recreational marina. A copy of a valid gaming license issued to LESSEE for LEASE PREMISES shall also be attached as an EXHIBIT to the addendum to this LEASE.

     27.2 As a condition precedent to the exercise of any USE or right granted to LESSEE under this LEASE, LESSEE covenants and binds itself, its successors and its assigns to faithfully and timely comply with all the terms and provisions of this LEASE.

     27.3 The remedies set forth in this LEASE are not exclusive, and the election of one remedy by LESSOR shall not be deemed or construed as a waiver of any other remedy available to LESSOR. In addition to the remedies provided in this LEASE, LESSOR shall be entitled to whatever remedies it may have otherwise at law or in equity.

     27.4 LESSOR and LESSEE agree that they will execute and deliver, at the request of the other, any and all such documents or other written instruments as may be reasonably necessary or appropriate to carry out and effectuate the intent and purpose of this LEASE and the EXHIBITS attached hereto.

     27.5 No amendments or additions to LEASE shall be binding unless in writing and signed by all parties.

     27.6 All covenants and agreements herein shall bind and inure to the benefit of the parties hereto and to their successors and assigns.

     27.7 This instrument constitutes the entire agreement between LESSOR and LESSEE and supersedes all prior understandings, previous negotiations, and any memoranda or understanding with respect to the subject matter hereof.

PUBLIC TRUST TIDELANDS LEASE                          PREMIER ENTERTAINMENT, LLC

     EXECUTED by LESSOR and LESSEE effective as of the date first stated above.

LESSOR:  STATE OF MISSISSIPPI

                                              ERIC CLARK
                                              SECRETARY OF STATE


                                          BY: /S/ GERALD MCWHORTER
                                             -----------------------------------
                                              GERALD MCWHORTER
                                              ASSISTANT SECRETARY OF STATE
                                              FOR PUBLIC LANDS

APPROVED BY

/S/ RONNIE MUSGROVE
-------------------------------------
RONNIE MUSGROVE
GOVERNOR, STATE OF MISSISSIPPI


LESSEE:  PREMIER ENTERTAINMENT, LLC
                                          BY: /S/ JOSEPH BILLHIMER
                                             -----------------------------------
                                              JOSEPH BILLHIMER
                                              PRESIDENT AND CHIEF EXECUTIVE
                                              OFFICER

PUBLIC TRUST TIDELANDS LEASE                          PREMIER ENTERTAINMENT, LLC

STATE OF MISSISSIPPI
COUNTY OF HINDS

     Personally appeared before me, the undersigned authority in and for the said county and state, on this the 28th day of October, 2003, within my jurisdiction, the within named GERALD MCWHORTER, who acknowledged that he is ASSISTANT SECRETARY OF STATE FOR PUBLIC LANDS OF THE STATE OF MISSISSIPPI and that in said representative capacity he executed the above and foregoing instrument, after first having been duly authorized so to do.


                                          /s/ Cora Mae Jones
                                          --------------------------------------
< < SEAL > >                                                       NOTARY PUBLIC

My Commission Expires: June 2, 2004


----------------------------



STATE OF MISSISSIPPI
COUNTY OF HINDS

     Personally appeared before me, the undersigned authority in and for the said county and state, on this the 30th day of October, 2003, within my jurisdiction, the within named RONNIE MUSGROVE, who acknowledged that he is GOVERNOR OF THE STATE OF MISSISSIPPI and that in said representative capacity he executed the above and, foregoing instrument, after first having been duly authorized so to do.

                                          /s/ Debbie Gentry Harris
                                          --------------------------------------
< < SEAL > >                                                       NOTARY PUBLIC

My Commission Expires: Mar 6, 2007


----------------------------

PUBLIC TRUST TIDELANDS LEASE                          PREMIER ENTERTAINMENT, LLC

STATE OF MISSISSIPPI
COUNTY OF HARRISON

     Personally appeared before me, the undersigned authority in and for the said county and state, on this 27th day of October, 2003, within my jurisdiction, the within JOSEPH BILLHIMER, who acknowledged that he is PRESIDENT AND CHIEF EXECUTIVE OFFICER OF PREMIER ENTERTAINMENT, LLC, a manager-managed Mississippi limited liability company, and that for and on behalf of the said company, and as the act and deed of Premier Entertainment, LLC, he executed the above and foregoing instrument, after first having been duly authorized by the company so to do.



                                          /s/ Charleen A Benigno
                                          --------------------------------------
                                                                   NOTARY PUBLIC


My Commission Expires: February 4, 2004


----------------------------

LESSOR:

The State of Mississippi, by the Secretary of State
  with the approval of the Governor
Public Lands Division
Post Office Box 136
Jackson, Mississippi 39205-0136
Phone: (601) 359-6373

LESSEE:
Premier Entertainment, LLC
11400 Reichold Road
Gulfport, Mississippi 39503
Phone: (228) 594-4021

PREPARED BY:
State of Mississippi Secretary of State
Public Lands Division
Post Office Box 136
Jackson, Mississippi 39205-0136
Phone: (601) 359-6373

RETURN TO:
Balch & Bingham LLP
Post Office Box 130
Gulfport, Mississippi 39502-0130
Phone: (228) 864-9900

INDEXING INSTRUCTIONS:
Biloxi Section Blocks 130 & 130,5 in Fractional Section 27-T7S-R9W, 2nd Judicial District, Harrison County, Mississippi.